Income Taxes (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024
Income Taxes
Net operating loss carryforwards	$ 1,045,502	$ 965,019
Other expense temporary difference	6,593	2,813
Total deferred tax assets	1,052,095	967,833
Deferred revenue	(21,849)	0
Deferred tax liability- Depreciation	(2,263)	(2,263)
Allowance	(1,027,983)	(965,570)
Net deferred taxes	$ 0	$ 0